FORM OF SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement, dated on and as of the date set forth on the signature page hereto (this “Agreement”), is made among Genelabs Technologies, Inc., a California corporation (the “Company”), the undersigned purchaser(s) (each a “Purchaser” and collectively, the “Purchasers”) and each assignee of a Purchaser who becomes a party hereto.

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder, the Company desires to offer, issue and sell to the Purchasers (the “Offering”), and the Purchasers, severally and not jointly, desire to purchase from the Company, shares (the “Shares”) of the Company’s common stock, no par value per share (the “Common Stock”), and five-year warrants to purchase shares of Common Stock (the “Warrants”), with an exercise price per share equal to $1.85. The Shares and the Warrants are collectively referred to herein as the “Securities.”

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

A.	Subscription

(1) Subject to the conditions to closing set forth herein, each Purchaser hereby irrevocably subscribes for and agrees to purchase Securities for the aggregate purchase price set forth on the signature page of such Purchaser hereto (the “Subscription Amount”). The Securities to be issued to a Purchaser hereunder shall consist of (i) Shares in an amount equal to the quotient of (x) the Subscription Amount, divided by (y) the Offering Price, rounded down to the nearest whole number, and (ii) a Warrant to purchase such number of shares of Common Stock to be determined based on a ratio of one (1) share of Common Stock for every three and one-third (3-1/3) (the “Warrant Fraction”) Shares purchased hereunder, rounded down to the nearest whole number. The Company shall allocate the Subscription Amount between the Shares and the Warrants prior to the Closing (as defined below) and provide notice to the Purchasers of such allocation.

(2) For purposes of this Agreement, the “Offering Price” shall be $1.72, which shall be the sum of (i) the price per Share to be paid by the Purchasers, which shall equal or exceed the last closing bid price of the Common Stock prior to the entering into of this Agreement, plus (ii) the price for the portion of the Warrant relating to such Share to be paid by the Purchasers, which shall be $0.125 multiplied by the Warrant Fraction. The aggregate Offering Price to be paid by a Purchaser shall be rounded up to the nearest whole cent.

(3) As soon as possible, but no later than three (3) business days after the date of this Agreement, the Company shall hold the closing of the Offering (the “Closing” and the date of the Closing, the “Closing Date”). Prior to the Closing, each Purchaser shall deliver the applicable Subscription Amount, by wire transfer to such escrow account in accordance with the wire transfer instructions set forth on Schedule A, and such amount shall be held in the manner described in Paragraph (4) below. There is a $9 million minimum subscription amount required for the Closing.

(4) All payments for Securities made by the Purchasers will be deposited as soon as practicable for the undersigned’s benefit in an escrow account.  Payments for Securities made by the Purchasers will be returned promptly, prior to the Closing, without interest or deduction, if, or to the extent, the undersigned’s subscription is rejected or the Offering is terminated for any reason.

(5) Upon receipt by the Company of the requisite payment for all Securities to be purchased by the Purchasers whose subscriptions are accepted, the Company shall, at the Closing and as a condition thereof: (i) issue to each Purchaser a Warrant to purchase such number of shares of Common Stock calculated in accordance with Paragraph (1) above; (ii) deliver to the Purchasers and to Oppenheimer & Co. Inc., the placement agent for the Offering (the “Placement Agent”), a certificate stating that the representations and warranties made by the Company in Section C of this Agreement were true and correct in all respects when made and are true and correct in all respects on the date of the Closing relating to the Securities subscribed for pursuant to this Agreement as though made on and as of the Closing Date (provided, however, that representations and warranties that speak as of a specific date shall continue to be true and correct as of the Closing with respect to such date); and (iii) cause to be delivered to the Placement Agent and the Purchasers an opinion of Skadden, Arps, Slate, Meagher & Flom LLP substantially in the form of Exhibit A hereto and reasonably acceptable to counsel for the Placement Agent. At the closing or as promptly after the Closing as is practicable, the Company shall issue to each Purchaser stock certificates representing the shares of Common Stock purchased at the Closing under this Agreement.

(6) Each Purchaser acknowledges and agrees that this Agreement shall be binding upon such Purchaser upon the execution and delivery to the Company, in care of the Placement Agent, of such Purchaser’s signed counterpart signature page to this Agreement unless and until the Company or the Placement Agent shall reject the subscription being made hereby by such Purchaser.

(7) Each Purchaser agrees that each of the Company and the Placement Agent may reduce such Purchaser’s subscription with respect to the number of Shares and Warrants to be purchased without any prior notice or further consent by such Purchaser.  If such a reduction occurs, the part of the Subscription Amount attributable to the reduction shall be promptly returned, without interest or deduction.

(8) Each Purchaser acknowledges and agrees that the purchase of Shares and Warrants by such Purchaser pursuant to the Offering is subject to all the terms and conditions set forth in this Agreement.

B.	Representations and Warranties of the Purchasers

Each Purchaser, severally and not jointly, hereby represents and warrants to the Company and the Placement Agent, and agrees with the Company as follows:

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(1) The Purchaser has read this Agreement and the form of Warrant attached hereto as Exhibit B (collectively the “Offering Documents”), and is familiar with and understands the terms of the Offering. Specifically, and without limiting in any way the foregoing representation, the Purchaser has read and considered the Company’s (a) Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 Form 10-K”), including, without limitation, the financial statements included therein and the sections therein entitled “Item 1. Business,” “Item 1A. Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (b) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006, respectively, including, without limitation, the subsections of each such Form 10-Q entitled “Item 1. Financial Statements,” and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and (c) the additional risk factors set forth on Schedule B. The Purchaser understands all of the risks related to the purchase of the Securities. The Purchaser has considered and has discussed with the Purchaser’s professional legal, tax, accounting and financial advisors, to the extent the Purchaser has deemed necessary, the suitability of an investment in the Securities for the Purchaser’s particular tax and financial situation and has determined that the Securities being subscribed for by the Purchaser are a suitable investment for the Purchaser. The Purchaser recognizes that an investment in the Securities involves substantial risks, including the possible loss of the entire amount of such investment. The Purchaser further recognizes that the Company has broad discretion concerning the use and application of the proceeds from the Offering.

(2) The Purchaser acknowledges that (i) the Purchaser has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books that the Purchaser requested have been made available for inspection by the Purchaser, the Purchaser’s attorney, accountant or advisor(s).

(3) The Purchaser and the Purchaser’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the Purchaser.

(4) The Purchaser is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar, meeting or conference whose attendees have been invited by any general solicitation or general advertising.

(5)  If the Purchaser is a natural person, the Purchaser has reached the age of majority in the state in which the Purchaser resides. Each Purchaser has adequate means of providing for the Purchaser’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.

(6) The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Offering, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect to an investment in the Securities on the terms described in the Offering Documents.

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(7) The Purchaser will not sell or otherwise transfer the Securities without registration under the Securities Act and applicable state securities laws or an applicable exemption therefrom. The Purchaser acknowledges that neither the offer nor sale of the Securities has been registered under the Securities Act or under the securities laws of any state. The Purchaser represents and warrants that the Purchaser is acquiring the Securities for the Purchaser’s own account, for investment and not with a view toward resale or distribution within the meaning of the Securities Act. The Purchaser has not offered or sold the Securities being acquired nor does the Purchaser have any present intention of selling, distributing or otherwise disposing of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. The Purchaser is aware that (i) the Securities are not currently eligible for sale in reliance upon Rule 144 promulgated under the Securities Act and (ii) the Company has no obligation to register the Securities subscribed for hereunder, except as provided in Section E hereof. By making these representations herein, Purchaser is not making any representation or agreement to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an available exemption to the registration requirements of the Securities Act.

(8) The Purchaser acknowledges that the certificates representing the Shares, the Warrants and, upon the exercise of the Warrants, the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), be stamped or otherwise imprinted with a legend substantially in the following form:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to this corporation, is available.

Certificates evidencing the Shares and the Warrant Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (ii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k) or have been sold pursuant to the Registration Statement (as hereafter defined) and in compliance with the obligations set forth in Section E(6), below, or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Securities and Exchange Commission), in each such case (i) through (iii) to the extent reasonably determined by the Company’s legal counsel. At such time and to the extent a legend is no longer required for the Shares or Warrant Shares, the Company will use its best efforts to, no later than five (5) trading days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Shares or Warrant Shares (together with such accompanying documentation or representations as reasonably required by counsel to the Company), deliver or cause to be delivered a certificate representing such Shares or Warrant Shares that is free from the foregoing legend. For purposes of this Agreement, the term “best efforts” means the efforts that a prudent person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as practical; provided, however, that an obligation to use “best efforts” under this Agreement does not require the Company to dispose of or make any change to its business, expend any material funds or incur any other material burden.

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(9) If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity: (i) such partnership, corporation, trust, estate or other entity has the full legal right and power and all authority and approval required (a) to execute and deliver this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust, estate or other entity in connection with the purchase of its Securities, and (b) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust, estate or other entity is binding upon such partnership, corporation, trust, estate or other entity; and (iii) such partnership, corporation, trust or other entity has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information to the Company substantiating such individual qualification.

(10) If the Purchaser is a retirement plan or is investing on behalf of a retirement plan, the Purchaser acknowledges that an investment in the Securities poses additional risks, including the inability to use losses generated by an investment in the Securities to offset taxable income.

(11) The information contained in the purchaser questionnaire in the form of Exhibit C attached hereto (the “Purchaser Questionnaire”) delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects, and the Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act on the basis indicated therein. The Purchaser shall indemnify and hold harmless the Company, the Placement Agent and each officer, director or control person thereof, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Purchaser to the Company or omitted or alleged to have been omitted by the Purchaser, concerning the Purchaser or the Purchaser’s authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in the Agreement or any other document submitted by the Purchaser, against losses, liabilities and expenses for which the Company or any officer, director or control person has not otherwise been reimbursed (including attorney’s fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or control person in connection with such action, suit or proceeding. For the avoidance of doubt, such indemnification shall be the several, and not joint, obligation of each Purchaser with respect to its own action or inaction as provided above.

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(12)  The information contained in the selling stockholder questionnaire in the form of Exhibit D attached hereto (the “Selling Stockholder Questionnaire”) delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects.

(13) The Purchaser acknowledges that the Company will have the authority to issue shares of Common Stock, in excess of those being issued in connection with the Offering, and that the Company may issue additional shares of Common Stock from time to time. The issuance of additional shares of Common Stock may cause dilution of the existing shares of Common Stock and a decrease in the market price of such existing shares.

(14) The Purchaser acknowledges that the Company has engaged the Placement Agent in connection with the Offering and, as consideration for its services, has agreed to pay the Placement Agent a cash commission equal to seven percent (7%) of the gross proceeds resulting from the Offering and issue a warrant (the “Placement Agent Warrant”) to purchase a number of shares of Common Stock equal to three percent (3%) of the aggregate Shares sold in the Offering. The Placement Agent Warrant will have a term of five years and be exercisable at a price equal to the exercise price of the Warrant issued to Purchaser hereunder.

(15) The Purchaser represents that, during the last thirty (30) days prior to the date hereof, neither such Purchaser nor any affiliate of such Purchaser, foreign or domestic, has, directly or indirectly, effected or agreed to effect any "short sale" (as defined in Rule 200 under Regulation SHO), whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, borrowed or pre-borrowed any shares of Common Stock, or granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a "Prohibited Transaction"). Notwithstanding the foregoing, in the case of a Purchaser and/or its affiliates that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser's or affiliates assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's or affiliates assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio managers that have knowledge about the financing transaction contemplated by this Agreement.

(16) The Purchaser represents that it has received confidential information about the existence and terms of this Offering and that it has maintained and will continue to maintain such information in confidence until the Company files the Form 8-K referred to in Section F(4) hereof.

C.	Representations and Warranties of the Company

The Company hereby makes the following representations and warranties to the Purchaser and the Placement Agent, which shall survive the Closing and the purchase and sale of the Securities.

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(1) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company (a “Material Adverse Effect”).

(2) Capitalization. The authorized capital stock of the Company consists of 125,000,000 shares of Common Stock and 4,990,000 shares of preferred stock, no par value per share. As of February 2, 2007, there were 24,166,244 shares of Common Stock and no shares of preferred stock issued and outstanding. As of February 2, 2007, the Company had reserved (i) an aggregate of 2,589,291 shares of Common Stock reserved for issuance to employees, directors and consultants pursuant to the Company’s 1995 Stock Option Plan, as amended, and the Company’s 2001 Stock Option Plan, as amended, of which 2,123,028 shares of Common Stock are subject to outstanding, unexercised options as of such date under such plans, (ii) 181,588 shares of Common Stock reserved for issuance to employees pursuant to the Company’s 2001 Employee Stock Purchase Plan as amended, and (iii) 3,551,807 shares of Common Stock reserved for issuance pursuant to other outstanding options and warrants to purchase Common Stock. Other than as set forth above or as contemplated in this Agreement, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which either the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

(3) Issuance; Reservation of Shares. The issuance of the Shares has been duly and validly authorized by all necessary corporate action, and the Shares, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company. The issuance of the Warrants has been duly and validly authorized by all necessary corporate action, and the Warrant Shares, when issued upon the due exercise of the Warrants, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company. The Company has reserved, and will reserve, at all times that the Warrants or Placement Agent Warrant remain outstanding, such number of shares of Common Stock sufficient to enable the full exercise of the Warrants and the Placement Agent Warrant.

(4) Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

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(5) No Conflict; Governmental and Other Consents.

(a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Articles of Incorporation or Bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company except to the extent that any such violation, conflict or breach would not be reasonably likely to have a Material Adverse Effect. No holder of any of the securities of the Company or any of its subsidiaries has any rights (“demand,” “piggyback” or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement (as defined in Section E hereof), other than “piggy back” registration rights covering an aggregate of not more that 170,000 shares of Common Stock and other than the registration rights granted under a Securities Purchase Agreement, dated June 26, 2006 (the “2006 Securities Purchase Agreement”).

(b) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such filings as are required to be made with The Nasdaq Stock Market, Inc. (which will be made prior to Closing), and post-Closing filings as may be required to be made with the Securities and Exchange Commission (the “SEC”) and with any state or foreign blue sky or securities regulatory authority.

(6) Litigation. There are no pending or, to the Company’s knowledge, threatened legal or governmental proceedings against the Company, which would be reasonably likely to have a Material Adverse Effect on the Company. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries which would be reasonably likely to adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Agreement.

(7) Accuracy of Reports. All reports required to be filed by the Company within the twelve months prior to the date of this Agreement (the “SEC Reports”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), have been filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

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(8) Financial Information. The Company’s financial statements that appear in the SEC Reports have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), except in the case of unaudited statements, as permitted by Form 10-Q of the SEC or as may be indicated therein or in the notes thereto, applied on a consistent basis throughout the periods indicated and such financial statements fairly present in all material respects the financial condition and results of operations of the Company as of the dates and for the periods indicated therein.

(9) Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(10) Sarbanes-Oxley Act of 2002. The Company is in compliance, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof that are in effect, and has taken reasonable steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act of 2002 not currently in effect upon the effectiveness of such provisions.

(11) Absence of Certain Changes. Since the date of the Company’s financial statements in the latest of the SEC Reports, there has not occurred any undisclosed event that has caused a Material Adverse Effect or any occurrence, circumstance or combination thereof that reasonably would be likely to result in such Material Adverse Effect.

(12) Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(13) Subsidiaries. Exhibit 21.01 of the 2005 Form 10-K sets forth each of the subsidiaries of the Company required to be listed in such exhibit. For the purposes of this Agreement, “subsidiary” shall mean any company or other entity of which at least 50% of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company or any of its other subsidiaries.

(14) Indebtedness. The financial statements in the SEC Reports reflect, to the extent required, as of the date thereof all outstanding secured and unsecured Indebtedness (as defined below) of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness.

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(15) Certain Fees. Other than fees payable to the Placement Agent, no brokers’, finders’ or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

(16) Material Agreements. Except as set forth in the SEC Reports, the Company is not a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the SEC as an exhibit to Form 10-K (each, a “Material Agreement”). The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default by the Company or the subsidiary that is a party thereto, as the case may be, and, to the Company’s knowledge, are not in default under any Material Agreement now in effect, the result of which would be reasonably likely to have a Material Adverse Effect.

(17) Transactions with Affiliates. Except as set forth in the SEC Reports, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions with aggregate obligations exceeding $60,000 between (a) the Company or any of its customers or suppliers on the one hand, and (b) on the other hand, any person who would be covered by Item 404(a) of Regulation S-K or any company or other entity controlled by such person.

(18) Taxes. The Company has prepared and filed all federal, state, local, foreign and other tax returns for income, gross receipts, sales, use and other taxes and custom duties (“Taxes”) required by law to be filed by it, except for tax returns, the failure to file which, individually or in the aggregate, would not reasonably be likely to have a Material Adverse Effect on the Company, and for tax returns for which the Company has validly filed for extensions thereof. Such filed tax returns are complete and accurate, except for such omissions and inaccuracies which, individually or in the aggregate, would not reasonably be likely to have a Material Adverse Effect on the Company. The Company has paid or made provisions for the payment of all Taxes shown to be due on such tax returns and all additional assessments, and adequate provisions have been and are reflected in the consolidated financial statements of the Company for all current Taxes to which the Company or any subsidiary is subject and which are not currently due and payable, except for such Taxes which, if unpaid, individually or in the aggregate, would not reasonably be likely to have a Material Adverse Effect on the Company. None of the federal income tax returns of the Company for the past five years has been audited by the Internal Revenue Service. The Company has not received written notice of any assessments, adjustments or contingent liability (whether federal, state, local or foreign) in respect of any Taxes pending or threatened against the Company or any subsidiary for any period which, if unpaid, would reasonably be likely to have a Material Adverse Effect on the Company.

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(19) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew or extend its existing insurance coverage as and when such coverage expires or will not be able to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost significantly greater than general increases in cost experienced for similar companies in similar industries with respect to similar coverage.

(20) Environmental Matters. Except as disclosed in the SEC Reports, all real property owned, leased or otherwise operated by the Company is, to the Company’s knowledge, free of contamination from any substance, waste or material currently identified to be toxic or hazardous pursuant to, within the definition of a substance which is toxic or hazardous under, any Environmental Law (as defined below), including, without limitation, any asbestos, polychlorinated biphenyls, radioactive substance, methane, volatile hydrocarbons, industrial solvents, oil or petroleum or chemical liquids or solids, liquid or gaseous products, or any other material or substance (“Hazardous Substance”) which has caused or would reasonably be expected to cause or constitute a threat to human health or safety, or an environmental hazard in violation of Environmental Law or to result in any environmental liabilities that would be reasonably likely to have a Material Adverse Effect. To the Company’s knowledge, the Company has not caused or suffered to occur any release, spill, migration, leakage, discharge, disposal, uncontrolled loss, seepage, or filtration of Hazardous Substances that would reasonably be expected to result in environmental liabilities that would be reasonably likely to have a Material Adverse Effect. To the Company’s knowledge, the Company has generated, treated, stored and disposed of any Hazardous Substances in compliance with applicable Environmental Laws, except for such non-compliances that would not be reasonably likely to have a Material Adverse Effect. To the Company’s knowledge, the Company has obtained, or has applied for, and is in compliance with and in good standing under all permits required under Environmental Laws (except for such failures that would not be reasonably likely to have a Material Adverse Effect) and the Company has no knowledge of any proceedings to substantially modify or to revoke any such permit. There are no investigations, proceedings or litigation pending or, to the Company's knowledge, threatened against the Company or any of the Company’s facilities relating to Environmental Laws or Hazardous Substances. “Environmental Laws” shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

(21) Intellectual Property Rights and Licenses. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with its business as described in the SEC Reports and which the failure to so have would reasonably be expected to result in a Material Adverse Effect (collectively, the “Intangible Rights”). The Company has not received any notice expressly stating that the Intangible Rights used by the Company violates or infringes upon the rights of any person or entity. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

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(22) Labor, Employment and Benefit Matters.

(a) There are no existing, or to the best of the Company’s knowledge, threatened strikes or other labor disputes against the Company that would be reasonably likely to have a Material Adverse Effect. Except as set forth in the SEC Reports, there is no organizing activity involving employees of the Company pending or, to the Company’s or its subsidiaries’ knowledge, threatened by any labor union or group of employees. There are no representation proceedings pending or, to the Company’s knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of the Company or its subsidiaries has made a pending demand for recognition.

(b) Except as set forth in the SEC Reports, the Company is not, or during the five years preceding the date of this Agreement was not, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company.

(c) Each employee benefit plan is in compliance with all applicable law, except for such noncompliance that would not be reasonably likely to have a Material Adverse Effect.

(d) The Company does not have any liabilities, contingent or otherwise, including without limitation, liabilities for retiree health, retiree life, severance or retirement benefits, which are not fully reflected, to the extent required by GAAP, on the balance sheet included in the 2005 Form 10-K or fully funded. The term “liabilities” used in the preceding sentence shall be calculated in accordance with reasonable actuarial assumptions.

(e) The Company has not (i) terminated any “employee pension benefit plan” as defined in Section 3(2) of ERISA (as defined below) under circumstances that present a material risk of the Company or any of its subsidiaries incurring any liability or obligation that would be reasonably likely to have a Material Adverse Effect, or (ii) incurred or expects to incur any outstanding liability under Title IV of the Employee Retirement Income Security Act of 1974, as amended and all rules and regulations promulgated thereunder (“ERISA”).

(23) Compliance with Law. The Company is in compliance in all material respects with all applicable laws, except for such noncompliance that would not reasonably be likely to have a Material Adverse Effect. The Company has not received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any applicable law involving or related to the Company which has not been dismissed or otherwise disposed of that would be reasonably likely to have a Material Adverse Effect. The Company has not received notice or otherwise has any knowledge that the Company is charged with, threatened with or under investigation with respect to, any violation of any applicable law that would reasonably be likely to have a Material Adverse Effect. To the Company’s knowledge, neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any subsidiary has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law. To the Company’s knowledge, the Company and its directors, officers, employees and agents have complied in all material respects with the Foreign Corrupt Practices Act of 1977, as amended, and any related rules and regulations.

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(24) Ownership of Property. Except as set forth in the Company’s financial statements included in the SEC Reports, the Company and has (i) good and marketable fee simple title to its owned real property, if any, free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect; (ii) a valid leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms (subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy) and is in full force and effect, and (iii) good title to, or valid leasehold interests in, all of its other properties and assets free and clear of all liens, except for liens disclosed in the SEC Reports or which otherwise do not individually or in the aggregate have a Material Adverse Effect.

(25) No Integrated Offering. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section B hereof, neither the Company, nor any of its affiliates or other person acting on the Company’s behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act, when integration would cause the Offering not to be exempt from the requirements of Section 5 of the Securities Act.

(26) General Solicitation. Neither the Company nor, its knowledge, any person acting on behalf of the Company, has offered or sold any of the Securities by any form of “general solicitation” within the meaning of Rule 502 under the Securities Act. To the knowledge of the Company, no person acting on its behalf has offered the Securities for sale other than to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(27) No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

(28) No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Purchasers in Section B hereof, no registration of the Securities under the Securities Act is required in connection with the offer and sale of the Securities by the Company to the Purchasers as contemplated by this Agreement.

(29) Use of Proceeds. The Company intends that the net proceeds from the Offering will be used to fund the continued development of its product candidates (including, without limitation, expenses relating to conducting clinical trials and milestones payments that may be triggered under the license agreements relating to such product candidates), for working capital and for other general corporate purposes.

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(30) Disclosure. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided by the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by or on the behalf of the Company, when taken together, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, no material event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. Each Purchaser acknowledges and agrees that the disclosure referred to above constitutes only the information set forth in this Agreement, together with the disclosure set forth in the SEC Reports.

Each Purchaser acknowledges and agrees that the Company makes no other representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section E.

D.	Understandings

Each of the Purchasers understands, acknowledges and agrees with the Company as follows:

(1) That the subscription hereunder is irrevocable by the Purchaser, and that, except as required by law, the Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Purchaser hereunder. The execution of this Agreement by the Purchaser or solicitation of the investment contemplated hereby shall create no obligation on the part of the Company or the Placement Agent to accept any subscription or complete the Offering. The Company may in its sole discretion terminate this Offering or reject any subscription at any time prior to the sale of the Securities to any Purchaser.  If the Company accepts a subscription for Securities made by a Purchaser, it shall countersign this Agreement within one business day of its submission by Purchaser.

(2) No federal or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities. Any representation to the contrary is a criminal offense. In making an investment decision, Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.

(3) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Purchaser herein and in the Purchaser Questionnaire.

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(4) Notwithstanding the registration obligations provided herein, there can be no assurance that the Purchaser will be able to sell or dispose of the Securities. It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(5) The Purchaser acknowledges that the Offering is confidential and non-public and agrees that all information about the Offering shall be kept in confidence by the Purchaser until the public announcement of the Offering by the Company. The Purchaser acknowledges that the foregoing restrictions on the Purchaser’s use and disclosure of any such confidential, non-public information contained in the above-described documents restricts the Purchaser from trading in the Company’s securities to the extent such trading is on the basis of material, non-public information of which the Purchaser is aware. Except for the terms of the transaction documents and the fact that the Company is considering consummating the transactions contemplated therein, the Company confirms that neither the Company nor, to its knowledge, any other person acting on its behalf, has provided any of the Purchasers or their agents or counsel with any information that constitutes material, non-public information.

(6) The Purchaser agrees that, prior to the earliest to occur of (i) the termination of this Agreement, (ii) the effective date of the Registration Statement or (iii) forty five (45) days after the date of the last signature to this Agreement, such Purchaser shall not, and shall cause its affiliates not to, engage, directly or indirectly, in (a) a Prohibited Transaction nor (b) any sale, assignment, pledge, hypothecation, put, call, or other transfer of any of the shares of Common Stock, warrants or other securities of the issuer acquired hereunder. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio managers that have knowledge about the financing transaction contemplated by this Agreement.

E.	Registration Rights

(1) Certain Definitions. For purposes of this Section E, the following terms shall have the meanings ascribed to them below.

(a) “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the Offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

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(b) “Registrable Securities” shall mean any Shares and Warrant Shares issued or issuable pursuant to the Offering Documents together with any securities issued or issuable upon any stock split, dividend or other distribution, adjustment, recapitalization or similar event with respect to the foregoing.

(c) “Registration Statement” means the registration statement required to be filed under this Section E, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(2) Shelf Registration.

(a) The Company shall use its best efforts to cause to prepare and file with the SEC a “Shelf” Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act on or prior to thirty (30) days from the date hereof (such date of actual filing, the “Filing Date”). The Registration Statement shall be on Form S-3 (or if such form is not available to the Company, on such other form as is then available to the Company) and shall contain (except if otherwise directed by the Purchasers) a “Plan of Distribution” substantially in the form attached hereto as Exhibit E. Each Purchaser will furnish to the Company, within five days of the Closing, a completed questionnaire in the form set forth as Exhibit D hereto. Each Purchaser agrees to promptly update such questionnaire in order to make the information previously furnished to the Company by such Purchaser not materially misleading. The Registration Statement shall register the Registrable Securities for resale by the holders thereof.

(b) The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC on or prior to the 90th day following the Closing, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of (i) the second anniversary of the Closing, (ii) the date when all Registrable Securities covered by such Registration Statement have been sold or (iii) the date upon which all of the Shares and the shares of Common Stock issuable upon the exercise of the Warrants, assuming net exercise of the Warrants pursuant to the provisions thereof, may be sold in any three month period in reliance on Rule 144 (such later date, the “Effectiveness Period”).

(c) The Company shall request effectiveness of the Registration Statement (and any post-effective amendments thereto) within five (5) business days following the Company’s receipt of notice from the SEC that the Registration Statement will not be reviewed by the SEC or that the SEC has completed its review of such Registration Statement and has no further comments. The Company shall request effectiveness of the Registration Statement (and any post-effective amendments thereto) at 5:00 p.m., Eastern time, on the effective date and use its commercially reasonable efforts to deliver the Prospectus (or any supplements thereto), which delivery may be made electronically, by 8:00 a.m. Eastern time on the first business day after such effective date. The Company shall use commercially reasonable efforts to file the Prospectus with the SEC by 8:00 a.m. Eastern time on the first business day after such effective date.

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(d) Upon the occurrence of any Event (as defined below), as partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any other remedies which are available at law or in equity; and provided further that the Purchasers shall be entitled to pursue an action for specific performance of the Company’s obligations under Paragraph (2)(b) above and any such actions at law, in equity, for specific performance or otherwise shall not require the Purchaser to post a bond), the Company shall pay to each Purchaser, as liquidated damages and not as a penalty (it being agreed that it would not be feasible to ascertain the extent of such damages with precision), such amounts and at such times as shall be determined pursuant to this Paragraph (2)(d).  For such purposes, each of the following shall constitute an “Event”:

(i) the Filing Date does not occur on the date 30 days after the Closing Date (such date is defined herein as the “Filing Default Date”), in which case the Company shall pay to each Purchaser an amount in cash equal to: (A) one percent (1.0%) of the aggregate purchase price paid by such Purchaser for the first 30-day period following such Filing Default, on a pro-rata basis for any portion of such 30-day period; and (B) for each successive 30-day period thereafter or any portion thereof until the Filing Date, one percent (1.0%) of the aggregate purchase price paid by such Purchaser, on a pro-rata basis for any portion of such 30-day period, to be paid at the end of each 30-day period; or

(ii) the Registration Statement is not declared effective on or prior to the date that is 90 days after the Closing Date (the “Required Effectiveness Date”), in which case the Company shall pay to each Purchaser an amount in cash equal to: (A) for the first 30 days after such 90th day, one percent (1.0%) of the aggregate purchase price paid by such Purchaser, on a pro-rata basis for any portion of such 30-day period; and (B) for each successive 30-day period thereafter until the Registration Statement is deemed effective, one percent (1.0%) of the aggregate purchase price paid by such Purchaser, on a pro rata basis for any portion of such 30-day period, at the end of each 30-day period.

The payment obligations of the Company under this Section E(2)(d) (i) shall be cumulative, and (ii) notwithstanding any of the above or any other provision set forth in this Agreement, shall not exceed, in the aggregate (including pursuant to the last sentence of Section E(3)(g)), 10% of the aggregate purchase price paid by such Purchaser.

(3) Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Use its best efforts to (i) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible, and in any event within ten (10) trading days, to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Placement Agent true and complete copies of all correspondence from and to the SEC relating to the Registration Statement.

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(b) Notify the Placement Agent and the Purchasers as promptly as reasonably possible, and (if requested by the Placement Agent) confirm such notice in writing no later than one (1) trading day thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of the Registration Statement; (ii) the SEC comments in writing on the Registration Statement (in which case the Company shall deliver to the Placement Agent a copy of such comments and of all written responses thereto); (iii) the SEC or any other Federal or state governmental authority in writing requests any amendment or supplement to the Registration Statement or Prospectus or requests additional information related thereto; (iv) if the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any action, claim, suit, investigation or proceeding (a “Proceeding”) for that purpose; (v) the Company receives notice in writing of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vi) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(d) Deliver to each Purchaser, which delivery may be made electronically by 8:00 a.m. Eastern time on the first business day after the date first available, without charge, such reasonable number of copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Purchasers may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(e) [INTENTIONALLY LEFT BLANK]

(f) To the extent required by law, prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Purchasers in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required for any such purpose (i) to consent to service of process or to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to consent or qualify but for the requirements of this Paragraph (3)(f), or (ii) to subject itself to taxation.

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(g) Upon the occurrence of any event described in Paragraph (3)(b)(vi) above, as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company may suspend sales pursuant to the Registration Statement for a period of up to thirty (30) days (unless the holders of at least a 66-2/3% of the then-eligible Registrable Securities consisting of outstanding shares of Common Stock consent in writing to a longer delay of up to an additional thirty (30) days) no more than twice in any twelve-month period if the Company furnishes to the holders of the Registrable Securities a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors, (i) the offering could reasonably be expected to interfere in any material respect with any acquisition, corporate reorganization or other material transaction under consideration by the Company or (ii) there is some other material development relating to the operations or condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company’s best interests not to disclose such development; provided further, however, that the Company may not so suspend sales more than once in any calendar year without the written consent of the holders of at least a 66-2/3% of the then-eligible Registrable Securities consisting of outstanding shares of Common Stock. Each violation of the Company’s obligation not to suspend sales pursuant to the Registration Statement longer than permitted pursuant to the proviso of this Paragraph 3(g) shall be deemed an “Event” and for each such default, Purchaser shall be entitled to the payment provisions set forth in Paragraph 2(d)(i), but treating the aggregate purchase price referred to in such Paragraph 2(d)(i) as the aggregate purchase price of only the Affected Securities. For the purposes hereof, the “Affected Securities” shall mean only those Shares and portion of the Warrants (treating such portion of the Warrants as the shares of Common Stock issuable upon the net exercise of the Warrants pursuant to the provisions thereof) held by Purchaser at such time that may not be sold in any three month period in reliance on Rule 144.

(h) Comply with all applicable rules and regulations of the SEC in all material respects.

(4) Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, Nasdaq and in connection with applicable state securities or “Blue Sky” laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing copies of Prospectuses reasonably requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, each Purchaser shall pay any and all costs, fees, discounts or commissions attributable to the sale of its respective Registrable Securities.

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(5) Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, and each of their officers and directors, partners, members, agents, brokers and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, and each underwriter of Registrable Securities, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys’ fees (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or form of prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are in reliance upon and in conformity with information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the “Plan of Distribution” attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Paragraph (3)(b) above, the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6) below. The Company shall notify the Placement Agent and the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or to the extent that (i) such untrue statements or omissions are in reliance upon and in conformity with information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the “Plan of Distribution” attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Paragraph (3)(b) above, the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6) below. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

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(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party; provided, however, that in the event that the Indemnifying Party shall be required to pay the fees and expenses of separate counsel, the Indemnifying Party shall only be required to pay the fees and expenses of one separate counsel for such Indemnified Party or Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, but no more frequently than on a monthly basis, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

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(d) Contribution. If a claim for indemnification under Paragraph (5)(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Paragraph (5)(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Paragraph 5(d) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph (5)(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Paragraph (5)(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

(6) Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Paragraphs (3)(b), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Paragraph (3)(g), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

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(7) No Piggy-Back on Registrations. Neither the Company nor any of its security holders (other than the Purchasers and the Placement Agent, with respect to the shares of Common Stock issuable upon the exercise of the Placement Agent Warrant, in such capacities pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, the Registrable Securities as defined in the 2006 Securities Purchase Agreement and an aggregate of not more that 170,000 shares of Common Stock, and the Company shall not after the date hereof enter into any agreement providing any such right with respect to the Registration Statement to any of its security holders.

(8) Piggy-Back Registrations. If at any time during the Effectiveness Period, other than any suspension period referred to in Paragraph (3)(g), there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than, subject to its obligations in Section 3(a), (i) any registration statement filed by the Company pursuant to their obligations under the 2006 Securities Purchase Agreement or (ii) on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen (15) days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities not already covered by an effective Registration Statement such Purchaser requests to be registered.

(9) Rule 144. For a period of two years following the date hereof, the Company agrees with each holder of Registrable Securities to:

(a) use its best efforts to comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

(b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and

(c) furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

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(10) Early Termination. The obligations of the Company pursuant to this Section E shall not apply at any time during which the Company’s Common Stock is not registered under the Exchange Act.

F.	Covenants of the Company

(1) The Company hereby agrees that, for a period of sixty (60) days after effectiveness of the Registration Statement, it shall not issue or sell any Common Stock of the Company, or any warrants or other rights to acquire Common Stock or any other securities that are convertible into Common Stock, with the exception of issuances or sales (i) related to a strategic transaction, (ii) pursuant to the exercise of an option, warrant or other right to acquire Common Stock outstanding as of the date of this Agreement, or (iii) to an employee, director, consultant, supplier, lender or lessor, or any option grant or issuance.

(2) Until the later of (i) one hundred eighty (180) days following the Closing or (ii) forty-five (45) days following effectiveness of the Registration Statement, the Company shall not cause any registration statement to become effective, other than the Registration Statement contemplated hereby, any registration statement related to securities issued or to be issued pursuant to any option or other plan for the benefit of the Company’s employees, officers, directors or consultants, or any registration statement filed on Form S-4 relating to securities issued in connection with a merger or other acquisition; provided, however, that nothing herein shall prohibit the Company from maintaining the effectiveness of any currently outstanding registration statement filed by the Company under the Securities Act, including, without limitation, the filing of post-effective amendments to such registration statements.

(3) Not later than 8:30 a.m. Eastern time on the business day following the date this Agreement is entered into, the Company shall make a public announcement of the execution of this Agreement by filing with the SEC a Current Report on Form 8-K and issuing a press release which shall disclose the material terms of the Offering.

(4) Not later than 8:30 a.m. Eastern time on the business day following the Closing, the Company shall make a public announcement of the Closing of the Offering by filing with the SEC a Current Report on Form 8-K and issuing a press release.

(5) Form D. The Company agrees to file one or more Forms D with respect to the Securities on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D.

(6) Certain Future Financings and Related Actions. The Company will not sell, offer to sell, solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that is or could be integrated with the sale of the Securities in a manner that would require the sale of Securities to the Purchasers to be registered under the Securities Act.

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(7) No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

G.	Miscellaneous

(1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

(2) Any notice or other document required or permitted to be given or delivered to the Purchasers shall be in writing and sent (a) by fax if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid) or (b) by an internationally recognized overnight delivery service (with charges prepaid):

(i) if to the Company, at

Genelabs Technologies, Inc.
505 Penobscot Drive
Redwood City, CA 94063
Fax No.: 650-368-0709
Attention: James A.D. Smith, President and Chief Executive Officer

or such other address as it shall have specified to the Purchaser in writing, with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
525 University Avenue, Suite 1100
Palo Alto, CA 94301
Fax No.: 650-470-4570
Attention: Thomas J. Ivey, Esq.

(ii) if to the Purchaser, at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

(3) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Purchaser, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(4) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the Purchaser, the Purchaser’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

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(5) If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(6) The parties understand and agree that, unless provided otherwise herein, money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Purchaser and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not, unless provided otherwise herein, be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(7) The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder, except as may result from the actions of any such Purchaser other than through the execution hereof. Nothing contained herein solely by virtue of being contained herein shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any similar entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

(8) This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except for the Placement Agent and the holders of Registrable Securities.

H.	Signature

The signature page of this Agreement is contained as part of the applicable subscription package, entitled “Signature Page.”

* * * * * * *

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SIGNATURE PAGE

The Purchaser hereby subscribes for such number of Shares as shall equal the Subscription Amount as set forth below, divided by the Offering Price, and shall also receive a Warrant to purchase such number of shares of Common Stock calculated as set forth in this Agreement, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1. Dated:                         , 2007

2. Total Subscription Amount: $__________

Signature of Subscriber (and title, if applicable)		Signature of Joint Purchaser (if any)

Taxpayer Identification or Social Security Number		Taxpayer Identification or Social Security Number of Joint Purchaser (if any)

Name (please print as name will appear on stock certificate)

Number and Street

City, State	Zip Code

ACCEPTED BY:

GENELABS TECHNOLOGIES, INC.

By:

Name:
Title:

Dated:

Schedule A

Escrow Instructions

PLEASE SEND WIRE TRANSFERS TO THE ESCROW ACCOUNT AS FOLLOWS:

Wire Transfer Instructions:

J.P. Morgan Chase

55 Water Street

New York, NY

A/C # 323 053696

ABA # 021 000 021

American Stock Transfer & Trust Company
As Escrow Agent for
Oppenheimer/ Genelabs Technologies, Inc.

Schedule B

Additional Risk Factors for the Offering

The Offering involves a high degree of risk. You should carefully consider the following information about some of these risks, as well as the other information contained or incorporated by reference into our SEC Reports, before you decide to invest in Securities. The following risks and uncertainties are not the only ones facing the Company. Additional risks and uncertainties of which the Company is unaware or which it currently believes are immaterial could also materially adversely affect its business, financial condition or results of operations. In any case, the value of the Securities could decline, and you could lose all or part of your investment.

Our stock price may be volatile and your investment in our common stock could suffer a decline in value.

The market price of our common stock may fluctuate significantly in response to a number of factors, some of which are beyond our control. These factors include:

▪	progress of our products through the regulatory process;

▪	results of preclinical studies and clinical trials;

▪	announcements of technological innovations or new products by us or our competitors;

▪	government regulatory action affecting our products or our competitors’ products in both the United States and foreign countries;

▪	developments or disputes concerning patent or proprietary rights;

▪	actual or anticipated fluctuations in our operating results;

▪	changes in our financial estimates by securities analysts;

▪	general market conditions for emerging growth and pharmaceutical companies;

▪	broad market fluctuations; and

▪	economic conditions in the United States or abroad.

The Securities to be issued in the Offering are restricted securities.

The offer and sale of the Securities has not been registered under the Securities Act or the securities laws of any state. Accordingly, the Securities may not be sold or otherwise transferred unless such sale or transfer is subsequently registered under the Securities Act and applicable state securities laws or unless exemptions from such registration are available. Notwithstanding the Company’s registration obligations regarding the Securities, investors may be required to hold the Securities for an indefinite period of time. All investors who purchase the Securities are required to make representations that it will not sell, transfer, pledge or otherwise dispose of any of the Securities in the absence of an effective registration statement covering such transaction under the Securities Act and applicable state securities laws, or the receipt by the Company of an opinion of counsel to the effect that registration is not required.

Because the average daily trading volume of our common stock is low, your ability to sell your shares in the secondary trading market may be limited.

Because the average daily trading volume of our Common Stock is low, the liquidity of our common stock may be impaired. As a result, prices for shares of our common stock may be lower than might otherwise prevail if the average daily trading volume of our common stock was higher. The average daily trading volume of our Common Stock may be low relative to the stocks of exchange-listed companies, which could limit your ability to sell your shares in the secondary trading market.

Sales of a substantial number of shares of our Common Stock in the public market, including the shares offered under the Registration Statement and under other registration statements, could lower our stock price and impair our ability to raise funds in new stock offerings.

Future sales of a substantial number of shares of our common stock in the public market, including the shares to be offered under the Registration Statement, other registration statements and shares available for resale under Rule 144(k) under the Act, or the perception that such sales could occur, could adversely affect the prevailing market price of our Common Stock and could make it more difficult for us to raise additional capital through the sale of equity securities.

We may incur significant costs from class action litigation due to our expected stock volatility.

In the past, following periods of large price declines in the public market price of a company’s stock, holders of that stock occasionally have instituted securities class action litigation against the company that issued the stock. If any of our stockholders were to bring this type of lawsuit against us, even if the lawsuit is without merit, we could incur substantial costs defending the lawsuit. The lawsuit also could divert the time and attention of our management, which would hurt our business. Any adverse determination in litigation could also subject us to significant liabilities.

Exercise of outstanding options and warrants will dilute stockholders and could decrease the market price of our Common Stock.

As of February 2, 2007, we had issued and outstanding 24,166,244 shares of Common Stock and outstanding options and warrants to purchase 5,674,835 additional shares of Common Stock. The existence of the outstanding options and warrants may adversely affect the market price of our Common Stock and the terms under which we could obtain additional equity capital.

We do not intend to pay any cash dividends in the foreseeable future and, therefore, any return on your investment in our common stock must come from increases in the fair market value and trading price of our Common Stock.

We do not intend to pay any cash dividends in the foreseeable future and, therefore, any return on your investment in our Common Stock must come from increases in the fair market value and trading price of our Common Stock.

We likely will issue additional equity securities, which will dilute your share ownership.

We likely will issue additional equity securities to raise capital and through the exercise of options and warrants that are outstanding or may be outstanding. These additional issuances will dilute your share ownership.

The Company will have broad discretion as to the use of the proceeds from the Offering and may use the proceeds in a manner with which you disagree.

The Company’s board of directors and management will have broad discretion over the use of the net proceeds of the Offering. Shareholders may disagree with the judgment of the board of directors and management regarding the application of the proceeds of the Offering. The Company cannot predict that investments of the proceeds will yield a favorable, or any, return.

Although we met the standards for continued listing on the Nasdaq quotation system as of September 30, 2006, the date of our most recent Quarterly Report on Form 10-Q, there is no guarantee that we will continue to meet these standards in the future and if we are delisted the value of our Common Stock may substantially decrease.

To remain listed on the Nasdaq Capital Market we must have a market value of at least $35 million or at least $2.5 million in shareholders’ equity. Between January 1, 2006 and September 30, 2006, our market value has fluctuated between approximately $13 million and approximately $41 million. In our Quarterly Report on Form 10-Q, filed for the period ended March 31, 2006, our shareholders’ equity was a deficit of $0.8 million. Based on these factors, the Nasdaq Stock Market sent us a delisting notice, which we appealed to a listing qualifications panel. We subsequently received notification from Nasdaq that the Panel granted our request for continued listing on the Nasdaq Capital Market. The notification further stated that under Nasdaq Marketplace Rule 4806(d)(2), the Panel will continue to monitor our compliance with the continued listing standards of the Nasdaq Capital Market for a period of one year. During this one year period, which expires August 3, 2007, if the Company fails to comply with the continued listing standards an additional hearing regarding the listing would be promptly scheduled pursuant to Marketplace Rule 4806(a). Even though the listing qualifications panel granted our request for continued listing on the Nasdaq Capital Market there is no guarantee that we will continue to meet the standards for listing in the future. Delisting from the Nasdaq Capital Market would adversely affect the trading price of our common stock, significantly limit the liquidity of our common stock and impair our ability to raise additional funds.

Exhibit A

Legal Matters

Skadden, Arps, Slate, Meagher & Flom LLP shall deliver an opinion to the Purchasers covering the following matters. The opinion shall be subject to and include customary assumptions, limitations and qualifications.

1. The Company is validly existing in good standing under the laws of the State of California, with requisite corporate power to own or lease, as the case may be, and to operate its properties and conduct its business as described in Company’s Form 10-Q for the quarter ended September 30, 2006 and the 2005 Form 10-K. The Company has the corporate power and authority to execute and deliver the Securities Purchase Agreement and to consummate the transactions contemplated thereby.

2. The authorized capital stock of the Company consists of 125,000,000 shares of common stock, no par value per share, and 4,990,000 shares of preferred stock, no par value per share.

3. The Shares have been duly authorized and, when issued and paid for by the Purchasers pursuant to the Agreement, will be validly issued, fully paid and nonassessable.

4. The Warrants have been duly authorized and executed by the Company.

5.  The shares of Common Stock initially issuable upon conversion of the Warrant pursuant to the Warrant (the “Warrant Shares”) have been duly authorized by all necessary corporate action and, when issued and delivered against payment therefor upon the due exercise of the Warrants, in accordance with the provisions thereof, will be validly issued, fully paid and nonassessable. The resolutions of the Board of Directors of the Company approving the issuance of the Warrants state that they have reserved the Warrant Shares for issuance.

6. The Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting creditors’ rights generally or by public policy or general equitable principles and to limitations on the availability of equitable relief, including specific performance.

7. The execution and delivery by the Company of the Securities Purchase Agreement, and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Shares, will not (i) conflict with the Article of Incorporation or Bylaws, (ii) constitute a violation of, or a breach or default under, the terms of those agreements or instruments identified on a schedule to the opinion and that have been identified to Skadden as all the agreements and instruments that are material to the business or financial condition of the Company, (iii)violate or conflict with, or result in any contravention of, those laws, rules and regulations of the State of California corporation law and the State of New York and those federal laws, rules and regulations of the United States of America, in each case that, in our experience, are normally applicable to transactions of the type contemplated by the Securities Purchase Agreement or those judgments, orders or decrees identified on a schedule to the certificate from the Company. We do not express any opinion, however, as to whether the execution, delivery or performance by the Company of the Securities Purchase Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operation of the Company or any of its subsidiaries.

8. Assuming (a) the accuracy of the representations made by each Purchaser in the Securities Purchase Agreement;(b) the accuracy of the representations made by the Company in the Securities Purchase Agreement, (c) that neither the Company, the Placement Agent nor any person acting on behalf of either the Company or the Placement Agent has offered or sold the Securities by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D promulgated under the Securities Act (“Regulation D”); (d) that no offerings or sales of securities of the Company after the date hereof in a transaction can be “integrated” with any sales of the Securities; and (e) that each person or entity that purchased securities of the Company directly from the Company or its agents and without registration between the date six months prior to the Closing of the Offering and the date of the Agreement was, as of the date of such purchase, an “accredited investor” as defined in Rule 501 of Regulation D, the sale of the Securities to the Purchasers at the Closing under the circumstances contemplated by this Agreement are exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act, subject to the timely filing of a Form D pursuant to the Regulation D, it being understood that we do not express any opinion as to the Common Stock issuable upon exercise of any Warrant or any subsequent offer or resale of any Security.

9. To our knowledge, there are no legal or governmental proceedings pending to which the Company is a party or to which any property of the Company is subject that are required to be described in the Company’s Form 10-Q for each of the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006, and the Company’s Form 10-K for the fiscal year ended December 31, 2005, which is not otherwise disclosed therein.

Skadden, Arps, Slate, Meagher & Flom LLP shall deliver an opinion to the Placement Agent covering the following matters. The opinion shall be subject to and include customary assumptions, limitations and qualifications.

1. The Company is validly existing in good standing under the laws of the State of California, with requisite corporate power to own or lease, as the case may be, and to operate its properties and conduct its business as described in Company’s Form 10-Q for the quarter ended September 30, 2006 and the 2005 Form 10-K.

2. The authorized capital stock of the Company consists of 125,000,000 shares of common stock, no par value per share, and 4,990,000 shares of preferred stock, no par value per share.

3. The Placement Agent Warrants have been duly authorized and executed by the Company.

4.  The shares of Common Stock initially issuable upon conversion of the Placement Agent Warrant pursuant to the Placement Agent Warrant (the “Placement Agent Warrant Shares”) have been duly authorized by all necessary corporate action and, when issued and delivered against payment therefor upon the due exercise of the Placement Agent Warrants, in accordance with the provisions thereof, will be validly issued, fully paid and nonassessable. The resolutions of the Board of Directors of the Company approving the issuance of the Warrants state that they have reserved the Placement Agent Warrant Shares for issuance.

5. To our knowledge, there are no legal or governmental proceedings pending to which the Company is a party or to which any property of the Company is subject that are required to be described in the Company’s Form 10-Q for each of the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006, and the Company’s Form 10-K for the fiscal year ended December 31, 2005, which is not otherwise disclosed therein.

Exhibit B

Form of Warrant

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
TRANSFER SET FORTH IN SECTION 5 OF THIS WARRANT

Warrant No. [ ]	Number of Shares: [ ] (subject to adjustment)
Date of Issuance: February [ ], 2007 Original Issue Date (as defined in subsection 2(a)): [ ], 2007
Genelabs Technologies, Inc.

Common Stock Purchase Warrant

(Void after [           ], 2012)

Genelabs Technologies, Inc., a California corporation (the “Company”), for value received, hereby certifies that [                ], or its registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after and on or before the earlier to occur of (i) 5:00 p.m. (Eastern time) on [           ], 2012 and (ii) an Acquisition Event (the “Exercise Period”), [           ] shares of Common Stock, no par value per share, of the Company (“Common Stock”), at a purchase price of $1.85 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively. This Warrant is one of a series of Warrants issued by the Company in connection with a private placement of Common Stock and of like tenor, except as to the number of shares of Common Stock subject thereto (collectively, the “Company Warrants”). An “Acquisition Event” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or other disposition of all or substantially all, of the consolidated assets of the Company; (ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company; (iii) the consummation of a merger, consolidation or similar transaction (with an unaffiliated entity) following which the Company is not the surviving corporation; or (iv) the consummation of a merger, consolidation or similar transaction (with an unaffiliated entity) following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

1. Exercise.

(a) Exercise for Cash. The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time during the Exercise Period, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. A facsimile signature of the Registered Holder on the purchase form shall be sufficient for purposes of exercising this Warrant, provided that the Company receives the Registered Holder’s original signature with three (3) business days thereafter.

(b)  Cashless Exercise.

(i) At any time during the Exercise Period, the Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part, on a cashless basis, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of this Warrant in payment of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. In the event of an exercise pursuant to this subsection 1(b), the number of Warrant Shares issued to the Registered Holder shall be determined according to the following formula:

X = Y(A-B)
A

Where:	X =	the number of Warrant Shares that shall be issued to the Registered Holder;

Y =
the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Registered Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price);

	A =	the Fair Market Value (as defined below) of one share of Common Stock; and

	B =	the Purchase Price then in effect.

(ii) The Fair Market Value per share of Common Stock shall be determined as follows:

(1) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market, the Nasdaq Capital Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (2) below).

(2) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market, the Nasdaq Capital Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined in good faith by the Board of Directors of the Company (the “Board”) to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Registered Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 10 days after such request, notify the Registered Holder of the Fair Market Value per share of Common Stock and furnish the Registered Holder with reasonable documentation of the Board’s determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made and notice thereof is provided to the Registered Holder.

(c) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company together with the duly executed purchase form as provided in subsection 1(a) or 1(b) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(d) Issuance of Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within 3 trading days thereafter, the Company, at its expense, will cause to be issued in the name of, and sent for delivery to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised (which, in the case of an exercise pursuant to subsection 1(b), shall include both the number of Warrant Shares issued to the Registered Holder pursuant to such partial exercise and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price).

(e) Limitation on Exercise. Notwithstanding anything to the contrary set forth in this Warrant, at no time may a Registered Holder of this Warrant exercise any portion of this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock beneficially owned by such Registered Holder at such time, the number of shares of Common Stock which would result in such Registered Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.99% of the then issued and outstanding shares of Common Stock; provided, however, that upon a Registered Holder of this Warrant providing the Company with sixty-one (61) days notice (pursuant to Section 10 hereof) (the "Waiver Notice") that such Registered Holder would like to waive this Section 1(e) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 1(e) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

[Notwithstanding anything to the contrary set forth in this Warrant, at no time may a Registered Holder of this Warrant exercise any portion of this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock beneficially owned by such Registered Holder at such time, the number of shares of Common Stock which would result in such Registered Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock.]1

2. Adjustments.

(a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased and the number of Warrant Shares shall be proportionately adjusted. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased and the number of Warrant Shares shall be proportionately adjusted. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased (and the number of Warrant Shares shall be proportionately adjusted) as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

1 Bracketed language to be included in Warrant of SF Capital.

(1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

(c) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

(d) Adjustment for Reorganization. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (collectively, a “Reorganization”), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization. Notwithstanding the foregoing sentence, if (x) there shall occur any Reorganization in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company is publicly traded, then, as part of such Reorganization, (i) the Registered Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such Reorganization by (B) a fraction, the numerator of which is the Fair Market Value (as defined in subsection 1(b)(ii) above) per share of Common Stock as of the effective date of such Reorganization, and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board (using the principles set forth in subsections 2(d)(i) and 2(d)(ii) to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Purchase Price divided by the fraction referred to in clause (B) above. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

(e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 2(d) above.

4. [Intentionally deleted]

5. Transfers, etc.

(a) Notwithstanding anything to the contrary contained herein, this Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the “Act”) and sold or transferred in accordance with the requirements of the prospectus delivery requirements thereof, or (ii) such sale or transfer shall be exempt from the registration requirements of the Act and the Company shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act. Notwithstanding the foregoing, no registration or opinion of counsel of such Purchaser shall be required for a transfer made in accordance with Rule 144 under the Act although the transfer agent of the Company may require an opinion of counsel to the Company.

(b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

“The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may not be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to counsel for this corporation, is available.”

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act or at such time as the Warrant Shares are sold or transferred in accordance with the requirements of a registration statement of the Company on Form S-3, or such other form as may then be in effect or sold in compliance with Rule 144 provided appropriate documentation of such sale is provided to counsel for the Company.

(c) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

(d) Subject to the provisions of Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency).

6. No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

7. Notices of Record Date, etc. In the event:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation, including an Acquisition Event, or any transfer of all or substantially all of the assets of the Company; or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, Acquisition Event, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

8. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

9. Exchange or Replacement of Warrants.

(a) Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 5 hereof, issue and deliver to or upon the order of the Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

(b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Notices. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered one business day after being sent via a reputable international overnight courier service guaranteeing next business day delivery.

11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

12. Amendment or Waiver. Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of Company Warrants representing at least two-thirds of the number of shares of Common Stock then subject to outstanding Company Warrants. Notwithstanding the foregoing, (a) this Warrant may be amended and the observance of any term hereunder may be waived without the written consent of the Registered Holder only in a manner which applies to all Company Warrants in the same fashion and (b) the number of Warrant Shares subject to this Warrant and the Purchase Price of this Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the Registered Holder (it being agreed that an amendment to or waiver under any of the provisions of Section 2 of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Purchase Price). The Company shall give prompt written notice to the Registered Holder of any amendment hereof or waiver hereunder that was effected without the Registered Holder’s written consent. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

13. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

14. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).

15. Facsimile Signatures. This Warrant may be executed by facsimile signature.

* * * * * * *

EXECUTED as of the Date of Issuance indicated above.

GENELABS TECHNOLOGIES, INC.

By:
Name: Title:

ATTEST:

EXHIBIT I

PURCHASE FORM

To: Genelabs Technologies, Inc.Dated:____________

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby elects to purchase (check applicable box):

•  ____ shares of the Common Stock of Genelabs Technologies, Inc. covered by such Warrant; or

•  ____ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(b).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

•	$______ in lawful money of the United States; and/or

•	the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation) ; and/or

•
the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).

The undersigned has reviewed that certain Securities Purchase Agreement pursuant to which the above-referenced Warrant (or predecessor warrant) was originally issued, and herewith makes the same representations and warranties as are made in Section B of such Securities Purchase Agreement on the date hereof.

Signature: ______________________

Address: ________________________

_______________________

EXHIBIT II

ASSIGNMENT FORM

FOR VALUE RECEIVED, ______________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock of Genelabs Technologies, Inc. covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:_____________________                    Signature:________________________________

Signature Guaranteed:

By: _______________________

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

Exhibit C

Genelabs Technologies, Inc.
Confidential Purchaser Questionnaire

Before any sale of Shares or Warrants by Genelabs Technologies, Inc. can be made to you, this Questionnaire must be completed and returned to Oppenheimer & Co. Inc. Attn: Investment Banking Department, 125 Broad St., New York, NY 10004
1.____Name ________________________________________
        (Exact name as it will appear on stock certificate)
Address of Principal
  Place of Business ________________________________
State (or Country) of Formation
  or Incorporation ________________________________
Contact Person ________________________________
Telephone Number ( )____________________________
Type of Entity
  (corporation, partnership,
  trust, etc.) ____________________________________
Was entity formed for the purpose of this investment?
Yes  __     No  __

2. DESCRIPTION OF INVESTOR

The following information is required to ascertain whether you would be deemed an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act. Please check whether you are any of the following:

☐	a corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment
☐
private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958
☐	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act
☐
a trust not organized to make this particular investment, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this questionnaire

☐
a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity

☐	an insurance company as defined in Section 2(13) of the Securities Act of 1933
☐
an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceed $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by a person who is an accredited investor and who completed Part I of this questionnaire;

☐
a charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this investment, with total assets in excess of $5,000,000

☐	an entity not located in the U.S. none of whose equity owners are U.S. citizens or U.S. residents
☐	a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934
☐	a plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees
☐
an individual who had individual income from all sources during each of the last two years in excess of $200,000 or the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000 and who reasonably excepts that either your own income from all sources during the current year will exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year will exceed $300,000

☐	an individual whose net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000
☐	an entity in which all of the equity owners are accredited investors

4. SIGNATURE

The above information is true and correct. The undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed  at ___________________, on                 , 2007

(Signature)

Exhibit D

Selling Stockholder Questionnaire

To: Genelabs Technologies, Inc.
c/o Skadden, Arps, Slate, Meagher & Flom LLP
525 University Avenue, Suite 1100
Palo Alto, California 94501
Attention: Thomas Ivey, Esq.

Reference is made to the Securities Purchase Agreement (the “Agreement”), made between Genelabs Technologies, Inc., a Delaware corporation (the “Company”), and the Purchasers noted therein.

Pursuant to Section B(11) of the Agreement, the undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement contemplated by Section E of the Agreement.

(1) Name and Contact Information:

Full legal name of record holder:

Address of record holder:

Social Security Number or Taxpayer identification number of record holder:

Identity of beneficial owner (if different than record holder):

Name of contact person:

Telephone number of contact person:

Fax number of contact person:

E-mail address of contact person:

(2) Beneficial Ownership of Registrable Securities:

(a) Number of Registrable Securities owned by Selling Stockholder:

(b) Number of Registrable Securities requested to be registered:

(3) Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (2)(a).

Type and amount of other securities beneficially owned by the Selling Stockholder:

(4) Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(5) Plan of Distribution:

Except as set forth below, the undersigned intends to distribute pursuant to the Registration Statement the Registrable Securities listed above in Item (2) in accordance with the “Plan of Distribution” section set forth therein:

State any exceptions here:

(6) Selling Stockholder Affiliations:

(a) Is the Selling Stockholder a registered broker-dealer?

(b) Is the Selling Stockholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

(c) If the answer to Item (6)(b) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

(d) If the answer to Item (6)(b) is yes, did the Selling Stockholder acquire the Registrable Securities in the ordinary course of business (if not, please explain)?

(e) If the answer to Item (6)(b) is yes, did the Selling Stockholder, at the time of purchase of the Registrable Securities, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities (if yes, please explain)?

(7) Voting or Investment Control over the Registrable Securities:

If the Selling Stockholder is not a natural person, please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item (2) above:

Pursuant to Section E(3) of the Agreement, the undersigned acknowledges that the Company may, by notice to the Placement Agent and to each Purchaser at its last known address, suspend or withdraw the Registration Statement and require that the undersigned immediately cease sales of Registrable Securities pursuant to the Registration Statement under certain circumstances described in the Agreement. At any time that such notice has been given, the undersigned may not sell Registrable Securities pursuant to the Registration Statement.

The undersigned hereby further acknowledges that pursuant to Section E(5)(b) of the Agreement, the undersigned shall indemnify the Company and each of its directors and officers against, and hold the Company and each of its directors and officers harmless from, any losses, claims, damages, expenses or liabilities (including reasonable attorneys fees) to which the Company or its directors and officers may become subject by reason of any statement or omission in the Registration Statement made in reliance upon, or in conformity with, a written statement by the undersigned, including the information furnished in this Questionnaire by the undersigned.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION PRIOR TO THE INCLUSION OF THE UNDERSIGNED IN THE REGISTRATION STATEMENT OR UPON THE COMPANY’S REQUEST.

Dated: _____________, 2007	Signature of Record Holder (Please sign your name in exactly the same manner as the certificate(s) for the shares being registered)

Exhibit E

Plan of Distribution

The selling stockholders may sell the shares offered by this prospectus. The selling stockholders, including their donees, pledgees, transferees or other successors-in-interest selling shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. To the extent any of the selling stockholders gift, pledge or otherwise transfer the shares offered hereby, such transferees may offer and sell the shares from time to time under this prospectus, provided that this prospectus has been amended under Rule 424(b)(3) or other applicable provision of the Securities Act to include the name of such transferee in the list of selling stockholders under this prospectus.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account under this prospectus;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	“at the market” or through market makers or into an existing market for the shares;

•	short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•
through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise, after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

In connection with the sale of the shares, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the shares offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling shareholders and any broker-dealers that act in connection with the sale of securities may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales, and any commissions received by such broker-dealers and any profit on the resale of the securities sold by them while acting as principals may be deemed to be underwriting discounts or commissions under the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

To comply with the securities laws of some states, if applicable, the shares may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the shares may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement that includes this prospectus effective until the earliest of (1) insert the second anniversary of the Closing, (2) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement, and (3) the date upon which all of the shares and the shares of common stock issuable upon the exercise of the warrants, assuming net exercise of the warrants pursuant to the provisions thereof, may be sold in any three month period in reliance on Rule 144.